SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (date of earliest event reported)

                         NOVEMBER 30, 1994

                        Halliburton Company
       (Exact name of registrant as specified in its charter)

State or other                Commission          IRS Employer
jurisdiction             File Number         Identification
of incorporation                                  Number

Delaware                    1-3492                No. 73-0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600







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             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On November 30, 1994, the registrant issued a press release entitled
Halliburton Completes Sale of Gas Compression Business pertaining, among other things, to an announcement that registrant completed the sale of its natural gas compression business unit to Tidewater Compression Service,
Inc. for $205 million cash. The sale will result in Halliburton recording a pretax gain of $102 million, or 56 cents per share after tax to its 1994 fourth quarter earnings.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as
Exhibit 20, which
exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated November 30, 1994.















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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLIBURTON COMPANY




Date:     November 30, 1994             By:
_______________________
                                   Robert M. Kennedy
                                   Vice President - Legal




























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                        EXHIBIT INDEX



Exhibit                                 Sequentially
Number              Description              Numbered Page

    20                   Press Release of
                    November 30, 1994        5 of 6
                    Incorporated by Reference
































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